UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 14, 2016

Date of Report (date of earliest event reported)

PCTEL, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27115	77-0364943
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

471 Brighton Drive

Bloomingdale, Illinois 60108

(Address of Principal Executive Offices, including Zip Code)

(630) 372-6800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On June 14, 2016, PCTEL, Inc. (PCTEL) held its Annual Meeting of Shareholders, at which a quorum was present. The table below sets forth the number of votes cast for and against, as well as the number of abstentions and broker non-votes, for each matter voted upon at the meeting, as certified by the independent inspector of elections.

		FOR	AGAINST	ABSTAIN/ WITHHELD	BROKER NON-VOTES
1.	Election of Directors Gina Haspilaire M. Jay Sinder	13,113,969 13,126,262	* *	36,956 24,663	1,893,677 1,893,677
2.	Non-binding advisory vote to approve the Company’s named executive officer compensation	12,693,134	432,494	25,297	1,893,677
3.	Ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016	14,613,544	424,558	6,500	*

*	Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2016

PCTEL, INC.

By:	/s/ John W. Schoen
John W. Schoen, Chief Financial Officer